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                                                                      EXHIBIT 32

               CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberty Self-Stor, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Richard M. Osborne                  By:  /s/ Sherry L. Kirchenbauer
-----------------------------------          -----------------------------------
BY RICHARD M. OSBORNE                        BY SHERRY L. KIRCHENBAUER
Chairman of the Board and                    Chief Financial Officer
Chief Executive Officer

Dated: 11/14/03                              Dated: 11/14/03